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                SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON D.C.  20549

                             FORM 8-K



         Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report:        October 21, 1996
                ---------------------------------------
                   (Date of earliest event reported)


                       Data National Corporation
          -----------------------------------------------------
          (Exact Name of Registrant as Specified in its Charter




      Colorado                   0-14204               84-0958983
    -----------               -----------            ---------------
     (State of                (Commission            (I.R.S. Employer
   Incorporation)               File No.)           Identification No.)





       11415 West I-70 Frontage Road North, Wheat Ridge, CO  80033
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         (Address and Zip Code of Principal Executive Offices)






    Registrant's telephone number including area code:  (303) 431-1933


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ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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(1)  (a)  On October 21, 1996, the Registrant dismissed William G. Lajoie,
          P.C. as the Registrant's principal accountant engaged to audit the Registrant's financial statements, and immediately replaced him in such capacity with the independent auditing firm of KPMG Peat Marwick LLP.

     (b) The principal accountant's reports on the financial statements for neither of the past two years contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

     (c) The decision to change accountants was recommended and approved by the Board of Directors.

     (d) During the Registrant's two most recent fiscal years and the subsequent period preceding such dismissal there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused him to make reference to the subject matter of the disagreement(s) in connection with his reports.

   (2) The independent auditing firm of KPMG Peat Marwick LLP was engaged on October 21, 1996 as the principal accountant engaged to audit the Registrant's financial statements.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.
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16.1      Letter from William G. Lajoie, P.C. regarding change in certifying accountant.

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                                SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


(Registrant)           DATA NATIONAL CORPORATION
BY (Signature)         /s/ Richard Simms
(Date)                 October 21, 1996
(Name and Title)       Richard Simms, Chief Financial Officer




(10-21-96.8k)